Capital Group Core Balanced ETF
Investment portfolio
September 30, 2025
unaudited

Common stocks 62.85% Information technology 17.00%	Shares	Value (000)
Broadcom, Inc.	527,279	$173,955
Microsoft Corp.	262,010	135,708
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	342,193	95,571
NVIDIA Corp.	315,256	58,821
Apple, Inc.	145,420	37,028
Intel Corp. (a)	767,718	25,757
Micron Technology, Inc.	92,572	15,489
ASML Holding NV (ADR)	14,696	14,227
Salesforce, Inc.	59,655	14,138
KLA Corp.	12,420	13,396
Strategy, Inc., Class A (a)	30,391	9,792
		593,882
Financials 10.62%
Arthur J. Gallagher & Co.	153,209	47,455
Apollo Asset Management, Inc.	297,526	39,651
Aon PLC, Class A	108,985	38,862
Mastercard, Inc., Class A	64,737	36,823
Visa, Inc., Class A	93,070	31,772
Capital One Financial Corp.	142,972	30,393
Bank of America Corp.	524,843	27,077
JPMorgan Chase & Co.	75,656	23,864
Ares Management Corp., Class A	136,326	21,797
Blue Owl Capital, Inc., Class A	1,262,503	21,374
Wells Fargo & Co.	250,552	21,001
Fiserv, Inc. (a)	125,342	16,161
Blackstone, Inc.	87,078	14,877
		371,107
Industrials 9.64%
ATI, Inc. (a)	517,665	42,107
Boeing Co. (The) (a)	171,434	37,001
L3Harris Technologies, Inc.	111,425	34,030
General Aerospace Co	96,961	29,168
Honeywell International, Inc.	134,671	28,348
TransDigm Group, Inc.	21,107	27,819
Caterpillar, Inc.	51,892	24,760
Parker-Hannifin Corp.	30,968	23,478
United Rentals, Inc.	22,549	21,527
Deere & Co.	44,264	20,240
Safran SA	56,343	19,852
Ingersoll-Rand, Inc.	223,093	18,432
GE Vernova, Inc.	16,086	9,891
		336,653
Capital Group Core Balanced ETF — Page 1 of 5

unaudited
Common stocks (continued) Consumer discretionary 6.94%	Shares	Value (000)
Booking Holdings, Inc.	8,795	$47,487
Amazon.com, Inc. (a)	174,095	38,226
Royal Caribbean Cruises, Ltd.	95,663	30,955
Home Depot, Inc.	64,537	26,150
Starbucks Corp.	262,167	22,179
D.R. Horton, Inc.	129,572	21,959
NIKE, Inc., Class B	229,546	16,006
Darden Restaurants, Inc.	80,025	15,233
Compagnie Financiere Richemont SA, Class A	68,354	13,017
Carnival Corp. (a)	382,172	11,049
		242,261
Health care 5.50%
Vertex Pharmaceuticals, Inc. (a)	96,675	37,862
Gilead Sciences, Inc.	290,490	32,244
UnitedHealth Group, Inc.	78,626	27,150
Eli Lilly and Co.	25,554	19,498
Amgen, Inc.	68,683	19,382
CVS Health Corp.	228,046	17,192
Thermo Fisher Scientific, Inc.	31,891	15,468
Alnylam Pharmaceuticals, Inc. (a)	27,576	12,575
Illumina, Inc. (a)	113,523	10,781
		192,152
Materials 4.86%
Franco-Nevada Corp.	249,667	55,572
Wheaton Precious Metals Corp.	372,116	41,617
Royal Gold, Inc.	202,754	40,668
First Quantum Minerals, Ltd. (a)	781,071	17,668
Lundin Mining Corp.	961,718	14,346
		169,871
Communication services 4.28%
Alphabet, Inc., Class C	268,158	65,310
Meta Platforms, Inc., Class A	70,693	51,915
Comcast Corp., Class A	1,026,277	32,246
		149,471
Consumer staples 2.31%
Philip Morris International, Inc.	487,988	79,152
Constellation Brands, Inc., Class A	5,874	791
Keurig Dr Pepper, Inc.	27,530	702
		80,645
Energy 1.07%
Canadian Natural Resources, Ltd.	724,187	23,156
ConocoPhillips	150,491	14,235
		37,391
Utilities 0.63%
DTE Energy Co.	155,197	21,950
Total common stocks (cost: $1,889,441,000)		2,195,383
Capital Group Core Balanced ETF — Page 2 of 5

unaudited
Investment funds 35.84%	Shares	Value (000)
Capital Group Core Plus Income ETF (b)	32,979,052	$749,284
Capital Group Core Bond ETF (b)	18,900,779	502,383
Total Investment funds (cost: $1,235,188,000)		1,251,667
Short-term securities 1.39% Money market investments 1.39%
Capital Group Central Cash Fund 4.17% (b)(c)	485,040	48,504
Total short-term securities (cost: $48,500,000)		48,504
Total investment securities 100.08% (cost: $3,173,129,000)		3,495,554
Other assets less liabilities (0.08)%		(2,668)
Net assets 100.00%		$3,492,886
Investments in affiliates (b)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 9/30/2025 (000)	Dividend or interest income (000)
Investment funds 35.84%
Capital Group Core Plus Income ETF	$299,533	$477,817	$41,296	$(1,094)	$14,324	$749,284	$20,834
Capital Group Core Bond ETF	128,010	365,527	892	(11)	9,749	502,383	9,121
						1,251,667
Short-term securities 1.39%
Money market investments 1.39%
Capital Group Central Cash Fund 4.17% (c)	4,829	350,195	306,517	(6)	3	48,504	858
Total 37.23%				$(1,111)	$24,076	$1,300,171	$30,813

(a)	Security did not produce income during the last 12 months.
(b)	Affiliate of the fund or part of the same "group of investment companies" as the fund, as defined under the Investment Company Act of 1940, as amended.
(c)	Rate represents the seven-day yield at 9/30/2025.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Capital Group Core Balanced ETF — Page 3 of 5

unaudited
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. ETFs are generally valued at market prices which are based on the official closing price of, or the last reported sale price on, the principal exchange on which such underlying funds are traded, as of the close of business on the day the ETF is being valued or, lacking any sales, at the last available bid price.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Capital Group Core Balanced ETF — Page 4 of 5

unaudited
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At September 30, 2025, all of the fund’s investment securities were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
ETGEFP3-314-1125
Capital Group Core Balanced ETF — Page 5 of 5